General and Administrative Expenses	12 Months Ended
Dec. 31, 2021
General and Administrative Expenses.
General and Administrative Expenses

7.General and Administrative Expenses

General and administrative expenses consist of the following:

In € thousand	2021	2020	2019
Share listing expense	111,109	—	—
Professional services	70,380	8,483	2,615
Salaries and social security	35,395	20,926	8,057
IT and communication expense	12,391	2,255	1,545
Depreciation/amortization	1,870	1,289	896
Insurances	1,698	73	118
HR related expenses (training, recruitment)	1,617	1,026	357
Other administrative expenses	4,633	1,354	1,849
Total administrative expenses	239,093	35,406	15,437

The share listing expense is the fair value of the shares issued by Lilium N.V. in excess of the net assets acquired from Qell as a result of the Reorganization (see note 1 for details). Expenses for salaries and social security mainly include salary, salary-related expenses and share-based payments recognized from the Group’s share-based payment programs (note 22). Professional services in 2021 include €33,127 thousand for consulting and legal fees in relation to the Reorganization which are not capitalizable and investor relations costs not deducted from capital reserves. Professional services in 2021 also include €13,030 thousand for the issue of Azul warrants (see note 22) and €5,439 thousand for JSOP bonus expense (see note 22). Additionally, professional services relate to general legal and tax advice, external contractors, consultants, audit expense and bookkeeping services. IT and communication included expenses for a new ERP system in 2021. Insurance expenses increased mainly due to a Directors & Officers insurance that closed in 2021. Other administrative expenses primarily include human resource expenses like recruitment and training, occupancy costs, travel expenses, membership fees and other operating expenses.